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                                                                EXHIBIT 10.11(a)

                                 FIRST AMENDMENT
                                     TO THE
                           ALLIED CAPITAL CORPORATION
                           DEFERRED COMPENSATION PLAN


WHEREAS, Allied Capital Corporation (hereinafter referred to as the "Employer") maintains the Allied Capital Corporation Deferred Compensation Plan (hereinafter referred to as the "Plan") as effective January 1, 1998; and,

WHEREAS, the Employer desires to amend the Plan to revise the terms and conditions of the Plan.

NOW THEREFORE, pursuant to Section 10.1 of the Plan, the Plan is hereby amended as follows:


      FIRST: The following is added to the end of Section 4.5(c):

            Effective 1/1/98, no dividend shall be allocated to a Formula Award Account, established pursuant to Section 4.4, with respect to Employer stock held in such account.

      SECOND: The following section is added after Section 4.5(c):

            (d) Investment in Employer Stock. With respect to Participant
                Deferral Elections pursuant to Section 4.5 (a) and (b) which are invested in Employer stock, effective 7/1/98, no dividend shall be allocated to Employer Stock held in a Participant Account established pursuant to Section 4.2 of the Plan. Any dividend awarded prior to 7/1/98 with respect to Employer stock held in such Participant Account shall be used exclusively to purchase additional shares of Employer stock.

      THIRD: The following shall be added to the end of Section 5.6:

            Effective 7/1/98, with respect to Benefits payable from an Account invested in Employer Stock, such Benefits shall be paid solely in the form of common stock of Allied Capital Corporation.



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      FOURTH: In all other respects, the Plan is hereby confirmed, ratified and approved.


IN WITNESS WHEREOF, the Employer has executed and adopted this First Amendment on this 30 day of April 1998.



                                        ALLIED CAPITAL CORPORATION


                                        By: /s/ KELLY A. ANDERSON
                                           ----------------------------
                                        Title: Principal and Treasurer
                                              -------------------------








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